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                                   Exhibit 99

                                Power of Attorney

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                                POWER OF ATTORNEY
                                       FOR
                       SECURITIES AND EXCHANGE COMMISSION
                               AND RELATED FILINGS
                    ----------------------------------------

The undersigned trustees of THE MONTGOMERY FUNDS, THE MONTGOMERY FUNDS II and THE MONTGOMERY FUNDS III (the "Trusts") hereby appoint DANA SCHMIDT, JULIE ALLECTA and DAVID A. HEARTH (with full power to each of them to act alone), their attorneys-in-fact and agents, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Trusts, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders, rulings or filings of proxy materials. The undersigned grant to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned trustees hereby execute this Power of Attorney as of this 20th day of March 2002.

                                       Trustees:

                                       By:   /s/ R. Stephen Doyle
                                             -----------------------------
                                             R. Stephen Doyle


                                       By:   /s/ Andrew Cox
                                             -----------------------------
                                             Andrew Cox


                                       By:   /S/ John A. Farnsworth
                                             -----------------------------
                                             John A. Farnsworth


                                       By:   /s/ Cecilia H. Herbert
                                             -----------------------------
                                             Cecilia H. Herbert


                                       By:   /s/ F. Scott Tuck
                                             -----------------------------
                                             F. Scott Tuck